SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported)                                                                                     July 16, 2009

COCONNECT, INC.

(Exact name of registrant as specified in its charter)

Nevada		63-1205304
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
2038 Corte del Nogal, Suite 110
Carlsbad, California 92011
(Address of principal executive offices)

760-804-8844
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: The Form 8-K originally filed by the Company on July 28, 2009 has been amended here in response to a comment letter from the Securities and Exchange Commission received by the Company on July 31, 2009.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant.

In July of 2009, our former accountant, Pollard-Kelley Auditing Services, Inc., resigned. Such decision was the sole decision of the auditor and such resignation was not recommended or approved of by the board of directors or any audit or similar committee. On or about July 16, 2009, we retained Chang G. Park, CPA to review all interim period financial statements going forward and audit our financial statements for the upcoming year ending December 31, 2009. Such change in accountant was approved by the Company’s board of directors. At no time prior to our retention of Chang G. Park, CPA, did we, or anyone on our behalf, consult with Chang G. Park, CPA regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

The reports of our prior certifying accountant, Pollard-Kelley Auditing Services, Inc., on our financial statements as of and for the years ended December 31, 2008 and 2007 contained an adverse opinion or a disclaimer of opinion and were qualified or modified as to uncertainty, audit scope, or accounting principles in that the auditor expressed concerns that, in connection with the Company’s lack of significant revenues, there existed a substantial doubt that the Company would be able to continue as a going concern. Such uncertainty was discussed with the former auditor and the board of directors has authorized the auditor to respond fully to any inquiries regarding such adverse opinion by the Company’s new accountant.

Other than discussed above, in connection with the audits of our most recent two years ended December 31, 2008 and 2007 and the subsequent interim periods, there were no other disagreements between Pollard-Kelley Auditing Services, Inc. and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of Pollard-Kelley Auditing Services, Inc. would have caused Pollard-Kelley Auditing Services, Inc. to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years.

We have provided a copy of this Report on Form 8-K to Pollard-Kelley Auditing Services, Inc. and requested that it provide us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. As of the date of this filing such return letter has not been received. When, and if received, the Company will attach such letter as an exhibit to this Form 8-K

Dated August 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COCONNECT, INC. /s/ Mark L. Baum, Esq.
___________________________
By:	Mark L. Baum, Esq.
Its:	Chief Executive Officer